                                                                     Exhibit 4.1


                                                                  CONFORMED COPY






                                    THIRD AMENDMENT dated as of May 31, 2001
                           (this "Amendment"), to the Credit Agreement, dated as of June 3, 1999, as amended (the "Credit Agreement"), among RCN CORPORATION, (the "Company"), RCN TELECOM SERVICES, INC. (formerly known as RCN Telecom Services of Pennsylvania, Inc.), RCN FINANCIAL MANAGEMENT, INC., UNET HOLDING, INC., and RCN INTERNET SERVICES, INC. (formerly known as ENET Holding, Inc.) (collectively, the "Borrowers"), the LENDERS party thereto, and THE CHASE MANHATTAN BANK, as Administrative Agent and Collateral Agent.

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrowers; and

                  WHEREAS the Company and the Borrowers have requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

                  2. Amendments to the Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in its proper alphabetical order:

                           "'Non-Cash Pay Preferred Stock' means preferred
                  Equity Interest of the Company which (i) is not mandatorily redeemable, in whole or part, or required to be repurchased or reacquired, in whole or in part (except to the extent that such mandatory redemption, repurchase or reacquisition is required pursuant to a customary change of control put provision), by the Company or any Restricted Subsidiary, and which does not require any payment of cash dividends, in each case, prior to the date that is six months after the Tranche B Maturity Date, (ii) is not secured by any assets of the Company or any Restricted Subsidiary, (iii) is not Guaranteed by any Restricted Subsidiary and (iv) is not exchangeable or convertible into Indebtedness of the Company or any Restricted Subsidiary or any Equity Interest (other than Non-Cash Pay Preferred Stock or common stock of the Company) of the Company or any Subsidiary."


                  (b) Section 6.08 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (vii), (ii) deleting the period at the end of clause (viii) and replacing it with "; and", and (iii) inserting the following new clause at the end of the Section:

                  "(ix) the purchase by the Company of Indebtedness of the Company or a Restricted Subsidiary other than any Joint Venture Subsidiary solely with equity proceeds of, or solely in exchange for, common stock of the Company or Non-Cash Pay Preferred Stock of the Company, provided that (a) the Indebtedness so purchased in each case is promptly cancelled by the Company, (b) no Default or Event of Default then exists and none would exist after giving effect to such purchase or exchange, (c) such purchases and exchanges are in each case permitted by the relevant documentation governing such Indebtedness, (d) if such purchases are made with equity proceeds, they are in each case made within 90 days of the date of receipt by the Company of such equity proceeds, and
                  (e) the amount of such purchases made with equity proceeds shall not exceed $300,000,000 in the aggregate."

                  3. No Other Amendments or Waivers; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.

                  4. Representations and Warranties. The Company and the Borrowers hereby represent and warrant to the Agent and the Lenders that, as of the date hereof:

                  (a) No Default or Event of Default has occurred and is continuing; and

                  (b) All representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects.

                  5. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Effective Date"):

                  (a) The Agent shall have received counterparts hereof duly executed and delivered by the Company, the Borrowers and the Required Lenders;

                  (b) The Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance as of such date with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement;

                  (c) The Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document; and

                  (d) On the Effective Date, the Borrowers shall pay a fee to each Lender that executes and delivers this Amendment on or prior to 5:00pm New York City time on June 12, 2001 equal to 0.125% of the aggregate amount, without duplication, of such Lender's Loans and utilized and unutilized Commitments as of the Effective Date.

                  6. Expenses. The Borrowers agree to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

                  7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.


                             RCN CORPORATION,

                               by
                                /s/ Keith D. Terreri
                               ------------------------------------------------
                               Name: Keith D. Terreri
                               Title: VP & Treasurer


                             RCN TELECOM SERVICES, INC.

                              by /s/ Keith D. Terreri
                               ------------------------------------------------
                               Name: Keith D. Terreri
                               Title: VP & Treasurer


                             RCN FINANCIAL MANAGEMENT, INC.,

                              by /s/ Keith D. Terreri
                               ------------------------------------------------
                               Name: Keith D. Terreri
                               Title: VP & Treasurer


                             UNET HOLDING, INC.,

                              by
                                /s/ Keith D. Terreri
                               ------------------------------------------------
                               Name: Keith D. Terreri
                               Title: VP & Treasurer


                             RCN INTERNET SERVICES, INC.,

                              by
                                /s/ Keith D. Terreri
                               ------------------------------------------------
                               Name: Keith D. Terreri
                               Title: VP & Treasurer


                             THE CHASE MANHATTAN BANK

                              by
                                /s/ John J. Huber III
                               ------------------------------------------------
                               Name: John J. Huber III

                               Title: Managing Director


                             SEQUILS - CUMBERLAND I, LTD.

                              by
                                /s/ Mark E. Wittnebel
                               ------------------------------------------------
                               Name: Mark E. Wittnebel
                               Title: Senior Vice President


                             MORGAN STANLEY SENIOR FUNDING

                              by
                                /s/ Steve Hannan
                               ------------------------------------------------
                               Name: Steve Hannan
                               Title: Vice President


                             BANK OF MONTREAL

                              by
                                /s/ W. T. CALDER
                               ------------------------------------------------
                               Name: W. T. Calder
                               Title: Managing Director


                             BAYERESCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH

                              by
                                /s/ Timothy Harrod
                               ------------------------------------------------
                               Name: Timothy Harrod
                               Title: Managing Director

                              by
                                /s/ Chris Yu
                               ------------------------------------------------
                               Name: Chris Yu
                               Title: Associate Director

                             BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

                              by
                                /s/ David Dyer
                               ------------------------------------------------
                               Name: David Dyer
                               Title: Director


                             BLACK DIAMOND CLO 2000-1 LTD.

                              by
                                /s/ John H. Cullinane
                               ------------------------------------------------
                               Name: John H. Cullinane
                               Title: Director


                             BLACK DIAMOND CLO 1999-1 LTD.

                              by
                                /s/ John. H. Cullinane
                               ------------------------------------------------
                               Name: John H. Cullinane
                               Title: Director


                             ALLSTATE LIFE INSURANCE COMPANY

                              by
                                /s/ Ronald Mendel
                               ------------------------------------------------
                               Name: Ronald Mendel
                               Title: Authorized Signatory

                              by
                                /s/ Charles D. Mires
                               ------------------------------------------------
                               Name: Charles D. Mires
                               Title: Authorized Signatory


                             AIMCO CDO Series 2000-A

                              by
                                /s/ Ronald Mendel
                               ------------------------------------------------
                               Name: Ronald Mendel
                               Title: Authorized Signatory
                              by
                                /s/ Charles D. Mires
                               ------------------------------------------------
                               Name: Charles D. Mires
                               Title: Authorized Signatory


                             ARES LEVERAGED INVESTMENT FUND, L.P.

                              by
                                /s/ David A. Sachs
                               ------------------------------------------------
                               Name: David A. Sachs
                               Title: Vice President


                             ARES LEVERAGED INVESTMENT FUND II, L.P.

                              by
                                /s/ David A. Sachs
                               ------------------------------------------------
                               Name: David A. Sachs
                               Title: Vice President


                             ARES III CLO LTD.

                              by
                                /s/ David A. Sachs
                               ------------------------------------------------
                               Name: David A. Sachs
                               Title: Vice President


                             ARES IV CLO LTD

                              by
                                /s/ David A. Sachs
                               ------------------------------------------------
                               Name: David A. Sachs
                               Title: Vice President


                             BEAR STERNS INVESTMENT GROUP

                              by
                                /s/ Keith C. Barnish
                               ------------------------------------------------
                               Name: Keith C. Barnish

                               Title: Senior Managing Director


                             MUIRFIELD TRADING LLC

                              by
                                /s/ Ann E. Morris
                               ------------------------------------------------
                               Name: Ann E. Morris
                               Title: Assistant Vice President


                             ELT LTD.

                              by
                                /s/ Ann E. Morris
                               ------------------------------------------------
                               Name: Ann E. Morris
                               Title: Assistant Vice President


                             SRF 2000 LLC

                              by
                                /s/ Ann E. Morris
                               ------------------------------------------------
                               Name: Ann E. Morris
                               Title: Assistant Vice President


                             PPM SPYGLASS FUNDING TRUST

                              by
                                /s/ Ann E. Morris
                               ------------------------------------------------
                               Name: Ann E. Morris
                               Title: Assistant Vice President


                             WINGED FOOT FUNDING TRUST

                              by
                                /s/ Ann E. Morris
                               ------------------------------------------------
                               Name: Ann E. Morris

                               Title: Authorized Agent


                             OLYMPIC FUNDING TRUST, SERIES 1999-1

                              by
                                /s/ Ann E. Morris
                               ------------------------------------------------
                               Name: Ann E. Morris
                               Title: Authorized Agent


                             AERIES FINANCE-II LTD.

                              by
                                /s/ Thomas H. B. Ewald
                               ------------------------------------------------
                               Name: Thomas H. B. Ewald
                               Title: Authorized Signatory

                             AMARA-1 FINANCE, LTD.

                              by
                                /s/ Thomas H. B. Ewald
                               ------------------------------------------------
                               Name: Thomas H. B. Ewald
                               Title: Authorized Signatory


                             AVALON CAPITAL LTD.

                              by
                                /s/ Thomas H. B. Ewald
                               ------------------------------------------------
                               Name: Thomas H. B. Ewald
                               Title: Authorized Signatory


                             AVALON CAPITAL LTD. 2

                              by
                                /s/ Thomas H. B. Ewald
                               ------------------------------------------------
                               Name: Thomas H. B. Ewald
                               Title: Authorized Signatory


                             CERES FINANCE LTD.

                              by
                                /s/ Thomas H. B. Ewald
                               ------------------------------------------------
                               Name: Thomas H. B. Ewald
                               Title: Authorized Signatory


                             STRATA FUNDING LTD.

                              by
                                /s/ Thomas H. B. Ewald
                               ------------------------------------------------
                               Name: Thomas H. B. Ewald
                               Title: Authorized Signatory


                             STANFIELD/RMF TRANSATLANTIC CDO LTD.

                              by
                                /s/ Thomas H. B. Ewald
                               ------------------------------------------------
                               Name: Thomas H. B. Ewald
                               Title: Authorized Signatory


                             WINDSOR LOAN FUNDING, LIMITED

                              by
                                /s/ Gregory L. Smith
                               ------------------------------------------------
                               Name: Gregory L. Smith
                               Title: Partner


                             STANFIELD CLO LTD.

                              by
                                /s/ Gregory L. Smith
                               ------------------------------------------------
                               Name: Gregory L. Smith
                               Title: Partner


                             FIRST UNION NATIONAL BANK

                              by
                                /s/ Brand Hosford
                               ------------------------------------------------
                               Name: Brand Hosford
                               Title: Vice President

                             TORONTO DOMINION (NEW YORK), INC.

                              by
                                /s/ Susan K. Strong
                               ------------------------------------------------
                               Name: Susan K. Strong
                               Title: Vice President


                             PROMETHEUS INVESTMENT FUNDING NO. 1 LTD

                              by
                                /s/ Timothy L. Harrod
                               ------------------------------------------------
                               Name: Timothy L. Harrod
                               Title: Director

                              by
                                /s/ Chris Yu
                               ------------------------------------------------
                               Name: Chris Yu
                               Title: Associate Director


                             FUJI BANK, LIMITED

                              by
                                /s/ Nobuoki Koike
                               ------------------------------------------------
                               Name: Nobuoki Koike
                               Title: Vice President


                             KZH CNC LLC

                              by
                                /s/ Susan Lee
                               ------------------------------------------------
                               Name: Susan Lee
                               Title: Authorized Agent

                             KZH CYPRESS TREE-1 LLC

                              by
                                /s/ Susan Lee
                               ------------------------------------------------
                               Name: Susan Lee
                               Title: Authorized Agent


                             KZH ING-1 LLC

                              by
                                /s/ Susan Lee
                               ------------------------------------------------
                               Name: Susan Lee
                               Title: Authorized Agent


                             KZH ING-2 LLC

                              by
                                /s/ Susan Lee
                               ------------------------------------------------
                               Name: Susan Lee
                               Title: Authorized Agent


                             KZH ING-3 LLC

                              by
                                /s/ Susan Lee
                               ------------------------------------------------
                               Name: Susan Lee
                               Title: Authorized Agent


                             KZH LANGDALE LLC

                              by
                                /s/ Susan Lee
                               ------------------------------------------------
                               Name: Susan Lee
                               Title: Authorized Agent

                             KZH RIVERSIDE LLC

                              by
                                /s/ Susan Lee
                               ------------------------------------------------
                               Name: Susan Lee
                               Title: Authorized Agent


                             FRANKLIN CLO I, LTD.

                              by
                                /s/ Chauncey Lufkin
                               ------------------------------------------------
                               Name: Chauncey Lufkin
                               Title: Vice President


                             FRANKLIN FLOATING RATE TRUST

                              by
                                /s/ Chauncey Lufkin
                               ------------------------------------------------
                               Name: Chauncey Lufkin
                               Title: Vice President


                             BHF (USA) Capital Corporation

                              by
                                /s/ Richard Cameron
                               ------------------------------------------------
                               Name: Richard Cameron
                               Title: Vice President

                              by
                                /s/ Andrew L. Shipman
                               ------------------------------------------------
                               Name: Andrew L. Shipman
                               Title: Associate Portfolio Management


                             MORGAN GUARANTY TRUST (Spl. Sit. Fund)

                              by
                                /s/ John J. Huber III
                               ------------------------------------------------
                               Name: John J. Huber III
                               Title: Managing Director

                             MORGAN GUARANTY CO. (MGT HIGH YIELD)

                              by
                                /s/ John Huber
                               ------------------------------------------------
                               Name: John Huber
                               Title: Managing Director


                             IBM CREDIT CORPORATION

                              by
                                /s/ Thomas S. Curcio
                               ------------------------------------------------
                               Name: Thomas S. Curcio
                               Title: Manager of Credit


                             FLEET NATIONAL BANK

                              by
                                /s/ Amy B. Peden
                               ------------------------------------------------
                               Name: Amy B. Peden
                               Title: Assistant Vice President


                             SALOMON BROTHERS HOLDING COMPANY INC.

                              by
                                /s/ James P. Gabvid
                               ------------------------------------------------
                               Name: James P. Gabvid
                               Title: Attorney-In-Fact


                             STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY

                              by
                                /s/ James R. Fellows
                               ------------------------------------------------
                               Name: James R. Fellows
                               Title: Senior Vice President

                             LIBERTY - STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND

                              by
                                /s/ James R. Fellows
                               ------------------------------------------------
                               Name: James R. Fellows
                               Title: Sr. Vice President & Portfolio Manager


                             MOUNTAIN CAPITAL CLO I, LTD

                              by
                                /s/ Chris Siddons
                               ------------------------------------------------
                               Name: Chris Siddons
                               Title: Director


                             ML CLO XIX STERLING (CAYMAN) LTD.

                              by
                                /s/ Todd Travers
                               ------------------------------------------------
                               Name: Todd Travers
                               Title: Senior Portfolio Manager


                             PAMCO CAYMAN LTD.

                              by
                                /s/ Todd Travers
                               ------------------------------------------------
                               Name: Todd Travers
                               Title: Senior Portfolio Manager


                             HIGHLAND LEGACY LIMITED

                              by
                                /s/ Todd Travers
                               ------------------------------------------------
                               Name: Todd Travers
                               Title: Senior Portfolio Manager

                             METROPOLITAN LIFE INSURANCE COMPANY

                              by
                                /s/ James R. Dingler
                               ------------------------------------------------
                               Name: James R. Dingler
                               Title: Director


                             ORIX USA CORPORATION

                              by
                                /s/ Hiroyuki Miyauchi
                               ------------------------------------------------
                               Name: Hiroyuki Miyauchi
                               Title: Executive Vice President


                             FOOTHILL INCOME TRUST II., L.P.

                              by
                                /s/ Dennis R. Ascher
                               ------------------------------------------------
                               Name: Dennis R. Ascher
                               Title: Managing Member


                             NORSE CBO, LTD.

                              by
                                /s/ Timothy Peterson
                               ------------------------------------------------
                               Name: Timothy Peterson
                               Title: President


                             DEUTSHCE BANK AG NEW YORK BRANCH

                              by
                                /s/ Colleen Roux
                               ------------------------------------------------
                               Name: Colleen Roux
                               Title: Director

                              by
                                /s/ Alexander Richarz
                               ------------------------------------------------
                               Name: Alexander Richarz

                               Title: Vice President


                             ELC (Cayman) Ltd.

                              by
                                /s/ Adrienne Musgnug
                               ------------------------------------------------
                               Name: Adrienne Musgnug
                               Title: Director


                             ELC (Cayman) Ltd. CDO Series 1999-1

                              by
                                /s/ Adrienne Musgnug
                               ------------------------------------------------
                               Name: Adrienne Musgnug
                               Title: Director


                             ELC (Cayman) Ltd. 1999-II

                              by
                                /s/ Adrienne Musgnug
                               ------------------------------------------------
                               Name: Adrienne Musgnug
                               Title: Director


                             ELC (Cayman) Ltd. 1999-III

                              by
                                /s/ Adrienne Musgnug
                               ------------------------------------------------
                               Name: Adrienne Musgnug
                               Title: Director


                             KEMPER FLOATING RATE FUND

                              by
                                /s/ Ken Weber
                               ------------------------------------------------
                               Name: Ken Weber
                               Title: Senior Vice President


                             ADDISON CDO, LIMITED (Acct 1279)
                              by
                                /s/ Raymond G. Kennedy
                               ------------------------------------------------
                               Name: Raymond G. Kennedy
                               Title: Executive Vice President


                             BEDFORD CDO, LIMITED (Acct 1276)

                              by
                                /s/ Raymond G. Kennedy
                               ------------------------------------------------
                               Name: Raymond G. Kennedy
                               Title: Executive Vice President


                             CAPTIVA III FINANCE LTD. (Acct 275)

                              by
                                /s/ David Egglishaw
                               ------------------------------------------------
                               Name: David Egglishaw
                               Title: Director


                             CAPTIVA IV FINANCE LTD. (Acct 1275)

                              by
                                /s/ David Egglishaw
                               ------------------------------------------------
                               Name: David Egglishaw
                               Title: Director


                             DELANO Company (Acct 274)

                              by
                                /s/ Raymond G. Kennedy
                               ------------------------------------------------
                               Name: Raymond G. Kennedy
                               Title: Executive Vice President

                             JISSEKIKUN FUNDING, LTD. (Acct. 1288)

                              by
                                /s/ Raymond G. Kennedy
                               ------------------------------------------------
                               Name: Raymond G. Kennedy
                               Title: Executive Vice President


                             MERRILL LYNCH CAPITAL CORP.

                              by
                                /s/ Carl J. E. Feeley
                               ------------------------------------------------
                               Name: Carl J. E. Feeley
                               Title: Vice President


                             PNC BANK, NATIONAL ASSOCIATION

                              by
                                /s/ Jeffrey E. Hauser
                               ------------------------------------------------
                               Name: Jeffrey E. Hauser
                               Title: Vice President